Manor

Investment Funds

1st Quarter Report
March 31, 2022
(Unaudited)

Fund Office:
15 Chester Commons
Malvern, PA 19355
610-722-0900 800-787-3334
www.manorfunds.com

Managed by:
Smithbridge Asset Management, Inc.

Manor Investment Funds
15 Chester Commons
Malvern, PA 19355

March 31, 2022

Dear Fellow Shareholders:

The stock market fell through much of the quarter as investors sold many of the high growth names that were the market leaders last year. The broad market, as measured by the S&P 500 index, fell more than 12% while many of the previous market leaders fell by as much as 30%. Stocks reversed late in the quarter, ending with more modest losses. Rising interest rates pushed bonds lower, generating negative returns across much of the maturity spectrum.

<u>The "My Cousin Vinny" Market</u>

My Cousin Vinny is a movie that our family can watch any time, starting any point in the film. In one of the classic scenes, Vinnie (Joe Pesci) and Lisa (Marisa Tomei) are at a cabin in the woods when Lisa launches a rant about her concerns, and her (stomp, stomp, stomp) biological clock. Vinnie reacts by listing his problems: a judge who wants to throw him in jail, an idiot that wants to fight him, loud whistles, slaughtered pigs, and her (stomp, stomp, stomp) biological clock. Lisa responds with "Maybe it was a bad time to bring it up."

The financial markets must feel a lot like Vinny. They are dealing with a lot of problems, as well: spiking energy prices, supply chain issues, chip shortages, consumer inflation, and the possibility of a global slowdown triggered by a resurgence of COVID in China, and the Russian invasion of Ukraine. Add to that, the impending policy shift by the Fed. I guess it's not a good time.

I think that we all knew that 2022 had a tough act to follow after an impressive performance in 2021. Stocks, as measured by the S&P 500 index, rose steadily throughout 2021, ending the year at record highs. The results were driven by very low interest rates, Fed liquidity injections through the purchase of US Treasury and Agency securities (quantitative easing), and massive fiscal stimulus programs. The abundant cash fueled consumer spending and, ultimately, the stock market. The bond market, however, began to show signs of strain as concerns about rising inflation and a potential withdrawal of Fed accommodation pushed yields higher.

As 2022 began, inflation surged to 40-year highs and the Fed began to message that they would move faster to raise rates and withdrawal liquidity. Market participants began to focus on the risks that this potential shift posed to the economy and that the Fed would need to move aggressively, triggering an economic recession and pressuring corporate profits in what many saw as an overvalued market. The S&P 500 ended January with the worst monthly return since the pandemic decline of March 2020. Stocks weakened further as the threat of a major military conflict in Europe led to concerns about a global slowdown. When Russia invaded Ukraine commodity prices surged higher, adding to the inflation concerns and pushing stocks lower. The S&P 500 fell more than 12% while several high profile tech names reported disappointing results pushing the Russell Large-Cap growth index down almost 20%

Stocks staged a strong rebound towards the end of March sparked by the Fed decision to raise short-term interest rates by 25 basis points, a move widely expected by the markets. The rebound in stocks was driven by many of the beaten down large-cap growth names that led the market lower early in the quarter. The strength of the sudden rally surprised many analysts and raised concerns that this was simply a "relief rally" in a declining market, and would prove to be short-lived.

The Manor Fund

The Manor Fund declined 5.89% net of all fees and expenses, during the quarter ending March 31, 2022, underperforming the S&P 500 index loss of 4.59% and comparable mutual funds, as measured by the Lipper Large-Cap Core mutual fund index loss of 5.33%. The Fund underperformed both the S&P 500 index and comparable mutual funds during the trailing year with a return of 7.62% for the Fund compared to returns of 15.66% for the S&P 500 and 11.82% for comparable mutual funds. The Fund underperformed the S&P 500 index and comparable mutual funds during the trailing 3-year, 5-year, and 10-year periods with annualized returns of 14.94%, 9.39%, and 9.96% for the Fund compared to annualized returns of 18.92%, 15.99%, and 14.61% for the S&P 500 index, and returns of 16.61%, 14.26%, and 13.28% for the Lipper Large-Cap Core mutual fund index.

During the 1st Quarter of 2022, the Fund was helped by strong performance from Devon Energy Corp., Valero Energy Corp., AbbVie, Inc., Kroger Co., and Northrop Grumman Corp. The top performers during the quarter encapsulate several of the themes driving stocks so far this year. The top two performers are energy stocks (Devon & Valero), while the next two are in defensive sectors (Healthcare & Consumer staples). The shares of Devon Energy rose steadily throughout the quarter, extending a rally that stretches back to last year. The company reported earnings that exceeded expectations, driven by an increase in total production and rising oil prices. The shares of Valero also rose through much of the quarter. Valero, a refiner and marketer reported revenue and earnings above expectations and strong year-over-year revenue growth. The shares of AbbVie, a pharmaceutical manufacturer, rose steadily throughout the quarter. AbbVie reported earnings above expectations and raised earnings guidance for the fiscal year. The shares of Kroger jumped after the company reported quarterly results. Kroger exceeded revenue and earnings expectations and raised earnings guidance for the fiscal year. The shares of Northrop Grumman jumped mid-quarter, roughly coinciding with the Russian invasion of Ukraine. Northrop is a defense contractor, supplying many of the munitions that have been used successfully by the Ukraine military in defense of their country.

Notable laggards during the 1st Quarter of 2022 include D.R. Horton, Meta Platforms, Inc., Avery Dennison, Corp, Applied Materials, Inc., and Lowes Companies, Inc. It is interesting to note that three of these five laggards were among the top performers last quarter. The shares of homebuilder D.R. Horton declined steadily through much of the quarter. The company reported revenue and earnings that were above expectations, and raised revenue guidance for the fiscal year. The stock was weak before the earnings report on investor concerns that rising interest rates and less accommodative Fed policy would lead to a general slowdown in the housing industry. The shares of Meta Platforms, formerly Facebook, fell sharply when the company reported earnings that missed expectations and reduced revenue guidance for the coming quarter. The shares of Avery Dennison fell after the company reported quarterly results. Dennison reported revenue and earnings above expectations and raised earnings guidance for the fiscal year. The shares rebounded later in the quarter when the market recovered, but the move was not enough to offset the

(Continued on page 10)

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance.

MANOR INVESTMENT FUNDS - MANOR FUND

Schedule of Investments - March 31, 2022

(Unaudited)

Portfolio of Investments

Description	Shares	Market Value
COMMON STOCKS –97.6%		
Consumer Discretionary – 10.5%		
Booking Holdings*	100	234,845
D. R. Horton, Inc.	4,982	371,209
Lowes Companies	1,362	275,383
		881,437
Consumer Staples – 5.6%		
Kroger Company	3,642	208,942
PepsiCo, Inc.	1,563	261,615
		470,557
Energy – 9.2%		
Devon Energy	7,924	468,546
Valero Energy	2,995	304,112
		772,658
Financial – 11.3 %		
Chubb Corp.	910	194,649
JPMorgan Chase	1,997	272,231
Metlife, Inc.	2,712	190,599
PNC Financial	1,619	298,625
		956,104
Health Care – 13.9%		
AbbVie, Inc.	2,141	347,078
AmerisourceBergen	1,513	234,076
Anthem, Inc.	885	434,730
CVS Health Corp.	1,488	150,600
		1,166,484
Industrial – 6.6%		
Cummins, Inc.	1,331	273,001
Northrop Grumman	634	283,538
		556,539
Information Technology – 24.0%		
Applied Materials	4,123	543,411
Fidelity National	1,507	151,333
Microchip Tech	4,804	360,973
Microsoft Corp.	1,526	470,481
NetApp, Inc.	2,260	187,580
Skyworks Solutions	2,361	314,674
		2,028,452
Material – 5.2%		
Avery Dennison	2,543	442,406
		442,406
Communication Services – 6.4%		
Charter Comms.*	521	284,216
Meta Platforms *	1,162	258,382
		542,598
Utility – 1.2%		
AES Corporation	4,043	104,026
		104,026
Real Estate Investment Trust – 3.7%		
Equinix, Inc.	421	312,222
		312,222
TOTAL COMMON STOCKS (Cost $ 3,884,387)		8,233,483
SHORT-TERM INVESTMENTS – 2.4%		
1st Amer. Gov. Fund	202,012	202,012
TOTAL SHORT-TERM INVESTMENTS (Cost $ 202,012)		202,012
TOTAL INVESTMENTS – 100.0% (Cost $ 4,086,399)		8,435,495
Other Assets less Liabilities – Less than 0.1%		728
NET ASSETS 100.0%		$ 8,436,223

*Non-income producing during the period.

MANOR INVESTMENT FUNDS - MANOR FUND

Fund and Performance Information - March 31, 2022

(Unaudited)

Fund Performance

Investment Performance
vs. the S&P 500 and the Lipper Large-Cap Core Index



40%
30%
20%
10%
0%
-10%
-20%
-30%
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
Manor Fund
Lipper LC Core
S&P 500 Index

Quarter and Annualized Total Return for Periods Ending March 31, 2022

	Manor Fund	S&P 500 Index	Lipper LC Core Funds
1st Quarter	**-5.89 %**	-4.59 %	-5.33 %
1-Year	**7.62 %**	15.66 %	11.82 %
3-Year Annualized	**14.94 %**	18.92 %	16.61 %
5-Year Annualized	**9.39 %**	15.99 %	14.26 %
10-Year Annualized	**9.96 %**	14.61 %	13.28 %
Annualized since inception 9/26/95	**6.84 %**	10.07 %	8.14 %

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the manager, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance. The Expense Limitation Agreement expired May 1, 2017 and was not renewed. Expenses are governed by the Investment Advisory agreement as amended January 1, 2017 which establishes a "unified fee" of 1.25% for the Fund.

Top Holdings and Industry Sectors

Top Company Holdings

Company	% of Net Assets
Applied Materials	6.4 %
Microsoft Corp.	5.6 %
Devon Energy	5.6 %
Avery Dennison	5.2 %
Anthem, Inc.	5.2 %

Top Industry Sectors

Industry	% of Net Assets
Info Technology	24.0 %
Health Care	13.8 %
Financial	11.3 %
Consumer Disc.	10.4 %
Energy	9.2 %

MANOR INVESTMENT FUNDS - GROWTH FUND

Schedule of Investments - March 31, 2022

(Unaudited)

Portfolio of Investments

Description	Shares	Market Value
COMMON STOCKS – 97.8%		
Consumer Discretionary – 10.7%		
Amazon.com Inc.*	271	883,446
Dollar Tree, Inc.*	2,510	401,976
LKQ Corp.*	6,255	284,040
		1,569,462
Energy – 2.7%		
EOG Resources, Inc.	3,357	400,255
		400,255
Financial – 2.6%		
Chubb Limited	1,768	378,175
		378,175
Health Care – 25.9%		
AbbVie, Inc.	2,616	424,080
Bristol-Myers	4,802	350,690
CVS Health Corp.	5,326	539,044
Eli Lilly & Co.	2,974	851,664
Regeneron Pharma*	575	401,592
Thermo Fisher	988	583,562
UnitedHealth	1,244	634,403
		3,785,035
Industrial – 6.4%		
Landstar System	2,326	350,831
United Rentals, Inc.*	1,640	582,544
		933,375
Information Technology – 36.3 %		
Akamai Tech., Inc.*	3,613	431,356
Apple, Inc.	10,107	1,764,783
Fidelity National	3,004	301,662
MKS Instruments	2,475	371,250
MasterCard Inc.	1,010	360,954
Microsoft Corp.	2,456	757,209
ON Semiconductor*	7,181	449,602
PTC, Inc.*	3,191	343,735
Qualcomm, Inc.	3,413	521,575
		5,302,126
Material – 3.5%		
Sherwin Williams	2,058	513,718
		513,718
Communication Services – 9.7%		
Alphabet Inc. Cl A*	179	497,862
Alphabet Inc. Cl C*	179	499,945
Charter Comm.*	775	422,778
		1,420,585
TOTAL COMMON STOCKS (Cost $6,180,168)		14,302,731
SHORT-TERM INVESTMENTS – 2.2%		
1st Amer. Gov. Fund	315,420	315,420
TOTAL SHORT-TERM INVESTMENTS (Cost $ 315,420)		315,420
TOTAL INVESTMENTS – 100.0% (Cost$ 6,495,588)		14,618,151
Other Assets less Liabilities – Less than 0.1%		4,304
NET ASSETS – 100.0%		14,622,455

*Non-income producing during the period.

MANOR INVESTMENT FUNDS - GROWTH FUND

Fund and Performance Information - March 31, 2022

(Unaudited)

Fund Performance

Investment Performance
vs. the S&P 500 and Lipper Large-Cap Growth Index



50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
Growth Fund
S&P 500 Index
Lipper LC Growth

Quarter and Annualized Total Return for Periods Ending March 31, 2022

	Growth Fund	S&P 500 Index	Lipper LC Growth Funds
1st Quarter	**-4.74 %**	-4.59 %	-11.35 %
1-Year	**17.38 %**	15.66 %	6.76 %
3-Year Annualized	**20.59 %**	18.92 %	19.93 %
5-Year Annualized	**17.53 %**	15.99 %	18.95 %
10-Year Annualized	**14.05 %**	14.61 %	15.20 %
Annualized since inception 6/30/99	**7.45 %**	7.39 %	6.12 %

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the manager, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance. The Expense Limitation Agreement expired May 1, 2017 and was not renewed. Expenses are governed by the Investment Advisory agreement as amended January 1, 2017 which establishes a "unified fee" of 0.99% for the Fund.

Top Holdings and Industry Sectors

Top Company Holdings

Company	% of Net Assets
Apple, Inc.	12.1 %
Amazon.Com	6.0 %
Eli Lilly & Co.	5.8 %
Microsoft Corp.	5.2 %
UnitedHealth Group	4.3 %

Top Industry Sectors

Industry	% of Net Assets
Information Tech.	36.3 %
Health Care	25.9 %
Consumer Disc.	10.7 %
Communication	9.7 %
Industrial	6.4 %

MANOR INVESTMENT FUNDS - BOND FUND

Schedule of Investments - March 31, 2022

(Unaudited)

Portfolio of Investments

Description	Face Amount	Value
U.S. GOVERNMENT BONDS – 89.3%		
U.S. Treasury 1.250 % Due 07-31-23	300,000	296,930
U.S. Treasury 2.500 % Due 08-15-23	225,000	226,336
U.S. Treasury 0.500 % Due 02-28-26	400,000	369,344
U.S. Treasury 1.500 % Due 08-15-26	150,000	143,859
U.S. Treasury 2.875 % Due 05-15-28	100,000	102,422
U.S Treasury 1.750 % Due 11-15-29	325,000	310,705
U.S Treasury 0.625 % Due 05-15-30	175,000	152,660
TOTAL U.S. GOVERNMENT BONDS		1,602,256
(Cost $ 1,650,451)		
SHORT-TERM INVESTMENTS – 9.4%		
1st American Treasury Obligation Fund	169,191	169,191
TOTAL SHORT-TERM INVESTMENTS		
(Cost $ 169,191)		169,191
TOTAL INVESTMENTS – 99.0%		
(Cost $ 1,819,642)		1,771,447
Other Assets less Liabilities – Net – 1.0%		19,445
NET ASSETS - 100.0%		$ 1,790,892

SECURITY VALUATION:
Equity securities which are traded on a national or foreign securities exchange and over-the-counter securities listed in the NASDAQ National Market System are valued at the last reported sales price on the principal exchange on which they are traded on the date of determination. Securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. Fixed income securities are valued on the basis of valuations provided by independent pricing services. The independent pricing organization values the investments, taking into consideration characteristics of the securities, values of similar securities that trade on a regular basis, and other relevant market data. Securities for which market quotations are not readily available may be fair valued under procedures adopted by the Fund's board. Short-term securities maturing in 60 days or less are stated at cost plus accrued interest earned which approximated market value, in accordance with the terms of a rule adopted by the Securities and Exchange Commission. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium.

MANOR INVESTMENT FUNDS - BOND FUND

Fund and Performance Information - March 31, 2022

(Unaudited)

Fund Performance


Investment Performance
vs. the Barclay's Int. Treasury Index
and the Lipper Gov't Index
15%
10%
5%
0%
-5%
-10%
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
Bond Fund
Lipper US Gov't
Barclay's Int. Treasury

Quarter and Annualized Total Return for Periods Ending March 31, 2022

	Bond Fund	Lipper US Gov't Fund Index	Barclays Intermediate Treasury Index
1st Quarter	**-4.22 %**	-4.99 %	-4.21%
1-Year	**-4.26 %**	-3.99 %	-4.16 %
3-Year Annualized	**0.40 %**	1.14 %	1.04 %
5-Year Annualized	**0.59 %**	1.53 %	1.34 %
10-Year Annualized	**0.11 %**	1.50 %	1.29 %
Annualized since inception 6/30/99	**1.64 %**	3.69 %	3.48 %

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the manager, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance. The Expense Limitation Agreement expired May 1, 2017 and was not renewed. Expenses are governed by the Investment Advisory agreement as amended January 1, 2017 which establishes a "unified fee" of 0.95% for the Fund.

Top Five Holdings

Security	% of Net Assets
US Treasury 0.500% Due 02-28-26	20.6 %
US Treasury 1.750% Due 11-15-29	17.3 %
US Treasury 1.250% Due 07-31-23	16.6 %
US Treasury 2.500% Due 08-15-23	12.6 %
US Treasury 0.625% Due 05-15-30	8.5 %

(Continued from page 3)
previous decline. The shares of Applied Materials declined despite reporting revenue and earnings that exceeded expectations, increasing their share repurchase authorization, and raising the dividend. Weakness in the shares reflect the overall weakness in high-growth stocks, especially those in the technology sector. The shares of Lowes were weak early in the quarter, but rebounded after the company reported revenue and earnings above expectations, and raised earnings expectations for the coming quarter. The stock turned lower later in the quarter, in conjunction with much of the home-improvement sector, as the prospect of rising interest rates and less accommodative Fed policy pressured the shares.

The Growth Fund

The Manor Growth Fund declined 4.74% net of all fees and expenses, during the quarter ending March 31, 2022, underperforming the S&P 500 index decline of 4.59% but outperforming comparable mutual funds, as measured by the Lipper Large-Cap Growth mutual fund index, decline of 11.35%. The Fund outperformed both the S&P 500 index and the Lipper Large-Cap Growth mutual fund index during the trailing year with a return of 17.38% for the Fund, compared to 15.66% for the S&P 500 index, and 6.76% for the Lipper index. The Fund outperformed the S&P 500 index for the trailing 3-year and 5-year periods with returns of 20.59% and 17.53% for the Fund, compared to 18.92% and 15.99% for the index The Fund outperformed the Lipper index return of 19.93% during the 3-year period, but underperformed the Lipper index return of 18.95% during the 5-year period. The Fund underperformed the S&P 500 index and the Lipper index during the trailing 10-year period with a return of 14.05% for the Fund compared to returns of 14.61% for the S&P 500, and 15.20% for the Lipper index. The Fund returned 7.45% since inception, outperforming both the S&P 500 index return of 7.39%, and the Lipper Large-Cap Growth mutual fund index return of 6.12%.

During the 1st Quarter of 2022, the Fund was helped by strong performance from AbbVie, Inc., Bristol-Myers Squibb Co., Dollar Tree, Inc., Regeneron Pharmaceuticals, Inc., and Chubb Limited. The shares of AbbVie rose steadily throughout the quarter. AbbVie reported strong revenue growth, earnings above expectations, and raised earnings guidance for the fiscal year. The shares of Bristol-Myers also rose steadily throughout the quarter. Bristol-Myers also reported strong revenue growth, earnings above expectations, and reaffirmed revenue and earnings for the fiscal year. The shares of Dollar Tree fell early in the quarter, but then rallied to end the quarter well above previous highs. Dollar Tree reported earnings above expectations and raised earnings guidance for the coming quarter and fiscal year. The shares got an added boost when the company announced that they would move to a $1.25 price point to enable the company to expand its offerings and profitability. The shares of Regeneron traded in a narrow range for much of the quarter, but then rallied after the company reported operating results. Regeneron reported revenue and earnings above expectations, and announced positive results from a Phase 3 trial for a Covid prevention treatment. The shares of Chubb performed well during the quarter. Chubb reported earnings above expectations and strong growth in net premiums written.

Notable laggards during the 1st Quarter of 2022 include Sherwin-Williams Co., ON Semiconductor Co., Qualcomm, Inc., LKQ Corporation, and Charter Communications. The shares of Sherwin-Williams fell steadily through most of the quarter, together with much of the home-improvement stocks. Sherwin-Williams reported revenue in line with expectations, earnings below expectations, and lowered earnings guidance for the fiscal year. The shares rebound late in the quarter, but not enough to offset the earlier decline. The shares of Qualcomm got a boost when the company reported operating results. Qualcomm reported revenue and earnings above expectations, and raised revenue and earnings guidance for the coming quarter. The shares declined, together with many high-growth tech companies, on concerns that a less accommodative Fed will slow the economy and reduce demand for its networking and communication products. The shares of LKQ fell sharply when the company announced operating results. LKQ reported revenue and earnings above expectations, and reaffirmed earnings guidance for the fiscal year. Weakness in the shares reflect investor concerns about low single-digit organic revenue growth. The shares of Charter Communications fell throughout much of the quarter, extending a decline from the highs

last year. Charter reported earnings above expectations and mid single-digit revenue growth. Weakness in the shares was attributable to persistent declines in residential video customers and slower growth in residential internet customers.

During the quarter we sold a portion of our position in ON Semiconductor to take profits and reduce risk in an over-weighted holding. We used the proceeds to purchase EOG Resources, an exploration and production energy company.

The Bond Fund

The Manor Bond Fund declined 4.22%, net of all fees and expenses, during the quarter ending March 31, 2022, underperforming the Bloomberg Barclay Intermediate US Treasury index loss of 4.21%, but outperforming the Lipper US Government mutual fund index loss of 4.99%. The Fund underperformed the Bloomberg Barclay Intermediate US Treasury index, and the Lipper US Government mutual fund index during the trailing year with a loss of 4.26% for the Fund compared to a loss of 4.16% for the Bloomberg index and 3.99% for the Lipper index. The Fund underperformed the Bloomberg Barclay Intermediate Treasury index and the Lipper US Government index during the trailing 3-year, 5-year, and 10-year periods with returns of 0.40%, 0.59%, and 0.11% for the Fund, compared to returns of 1.04%, 1.34%, and 1.29% for the Bloomberg Barclay Intermediate Treasury index, and returns of 1.14%, 1.53%, and 1.50% for the Lipper US Government mutual fund index. Performance reflects the relatively conservative position of the Fund's investment portfolio of US Treasury securities.

Still A Bad Time?

It is obvious the economic and policy issues facing the markets are raising uncertainty among market participants. That uncertainty can lead to wide market swings in both directions as investors shift their focus from past winners to new leadership. Fed policy is clearly shifting from an overly accommodative stance of low interest rates and continuous liquidity injections to a monetary stance that is less accommodative, or possibly restrictive. At the same time, massive governmental spending programs, another powerful driver of economic activity recently, are meeting concerted resistance as concerns about ballooning deficits and structural distortions in the economy become more widespread. The combined impact of the withdrawal of Fed accommodation, spending constraint in Washington, and global slowdowns could result in a more pronounced slowdown in our economy. If that happens, the Fed may be forced to scale back their efforts contributing to further volatility.

The stock market may have already started to adjust to the new reality. We have observed a shift in market leadership as more conservatively valued names are starting to outperform the "high duration" (high valuation) growth stocks that led the market since the Great Financial Crises of 2008. Those high-growth names were the primary beneficiaries of the Fed policy that pushed interest rates to historically low levels. The withdrawal of external fiscal and monetary stimulus could continue to shift market leadership away from that small group of large-cap, high-growth stocks that dominated the market over the past several years. In this uncertain market we believe that our focus on high quality companies trading at reasonable valuations will provide the best opportunity to generate consistent returns. We will manage our portfolios with a combination of large-cap growth names and those steady performers that served us well over the years. We believe that our approach will give us the best opportunity to produce consistent returns while dealing with the many problems that currently confront our markets. Vinny may have won his case with a single knockout testimony from Lisa, but we know that it is not so easy outside of a Hollywood courtroom.

Sincerely,
Daniel A. Morris

Risks:
Mutual fund investing involves risk, including possible loss of principal amount invested. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. Foreign securities, foreign currencies, and securities issued by US entities with substantial foreign operation can involve additional risks.

Manor Investment Funds

Fund Office:
15 Chester County Commons
Malvern, PA 19355

610-722-0900 800-787-3334
www.manorfunds.com

Funds distributed by:
Foreside Funds Services, LLC
Three Canal Plaza
Suite 100
Portland, ME 04101